UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 7, 2015

K2M GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-36443	27-2977810
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

751 Miller Drive, SE

Leesburg, Virginia 20175

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (703) 777-3155

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On January 7, 2015, subsidiaries of K2M Group Holdings, Inc. (“K2M” or the “Company”) entered into an amendment (the “Fifth Amendment”) to the Company’s senior secured credit facilities credit agreement, dated as of October 29, 2012 (as amended from time to time, the Credit Agreement), by and among K2M Holdings, Inc. as the guarantor (“Guarantor”), K2M, Inc. and K2M UK Limited as the borrower (“Borrower”), and Silicon Valley Bank and Comerica Bank as lenders. The Fifth Amendment, among other things, amended and restated the definition of "Available Revolving Commitment" under the Credit Agreement in order to exclude the Company's issued and outstanding Letters of Credit under the Credit Agreement's $10 million Letter of Credit sub-facility from the calculation of the Company's borrowing capacity under the Credit Agreement. The Letters of Credit will be considered when determining the Total Revolving Commitments, as defined under the Credit Agreement, which, remain unchanged at $40 million.

Capitalized terms not otherwise defined in this Form 8-K have the meanings provided in Credit Agreement, as amended by the Fifth Amendment.

The above summary is qualified in its entirety by reference to the full text of the Fifth Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Safe Harbor Disclosure

Certain statements made in this Form 8-K may constitute “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are based on management’s expectations, estimates, projections, and assumptions. These statements reflect our current views with respect to, among other things, our operations and financial performance. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. These statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. Therefore, actual future results and trends may differ materially from what is forecast in forward-looking statements due to a variety of factors such as those discussed in the section entitled “Risk Factors” in our prospectus dated May 7, 2014, filed with the SEC pursuant to Rule 424(b) of the Securities Act on May 9, 2014 as such factors may be updated from time to time in our periodic filings with the SEC which are accessible on the SEC's website at www.sec.gov.

Exhibit No. Description

10.1
Fifth Amendment to Credit Agreement entered into as of January 7, 2015, by and among K2M Holdings, Inc., K2M, Inc. and K2M UK Limited, as borrowers, the several banks and other financial institutions or entities party thereto, Silicon Valley Bank, as the Issuing Lender and the Swingline Lender, and Silicon Valley Bank, as administrative agent and collateral agent for the lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

K2M GROUP HOLDINGS, INC.
Date:	January 7, 2015	By:	/s/ GREGORY S. COLE
		Name: Title:	Gregory S. Cole Chief Financial Officer

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